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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 14, 1999
                                                        ------------------

                                Cephalon, Inc.
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                (Exact name of registrant specified in Charter)

       Delaware                             0-19119           23-2484489
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        (State or other              (Commission         (IRS Employee
        jurisdiction of              File Number)        Identification No.)
        incorporation)

            145 Brandywine Parkway
               West Chester, PA                              19380
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      (Address of principal executive offices)              Zip Code

          Registrant's telephone, including area code:  610-344-0200
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        (Former name and former address, if changed since last report)
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Item 5.   Other Events
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     The Company received in November 1999, and is responding to, a federal grand jury subpoena in connection with an investigation under the supervision of the Office of Consumer Litigation of the U.S. Department of Justice. The grand jury also issued subpoenas to certain former and current employees of the Company. The Company believes that the investigation relates to the release during the period 1994-96 of some lots of Myotrophin used in clinical trials and related reports filed with the U.S. Food and Drug Administration. The Company has not been identified by the Department of Justice as being a target of the investigation and is cooperating with the inquiry. The Company cannot predict the outcome of the investigation.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CEPHALON, INC.



Date:  December 14, 1999       By: /s/ J. Kevin Buchi
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                                  J. Kevin Buchi
                                  Senior Vice President, Chief Financial Officer